                              JOINDER TO LOAN DOCUMENTS
                           AND AMENDMENT TO LOAN DOCUMENTS
                             (Thomas Construction, Inc.)

          THIS JOINDER TO LOAN DOCUMENTS AND AMENDMENT TO LOAN DOCUMENTS (the "Joinder Agreement") is made and entered into as of January 1, 1999, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("American Home"), [iii] FIVE STAR BUILDERS, INC., a California corporation, successor in interest to American Home Remodeling ("Five Star"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("Key Home"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("Key Home Mortgage"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("Leingang Siding"), [vii] PRIMAX WINDOW CO., a Kentucky corporation ("Primax"), [viii] ROLOX, INC., a Kansas corporation ("Rolox"), [ix] TD WINDOWS, INC., a Kentucky corporation ("TD Windows"), [x]THERMAL LINE WINDOWS, INC., a North Dakota corporation, successor in interest to Thermal Line Windows, LLP, Blizzard Enterprises, Inc. and Ice, Inc. ("Thermal Line"), [xi] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("ThermoView-Missouri"), [xii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("Thermo-Tilt"), (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Primax, Rolox, TD Windows, Thermal Line, ThermoView-Missouri and Thermo-Tilt individually are referred to in this Joinder Agreement as an "Original Borrower" and collectively are referred to in this Joinder Agreement as the "Original Borrowers"), [xiii] THOMAS CONSTRUCTION, INC., a Missouri corporation ("Thomas" or the "Thomas Acquired Entity") and [xiv] PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                      RECITALS:

          A. The Original Borrowers and the Bank are parties to a certain Loan Agreement, dated as of August 31, 1998 (the "Loan Agreement") (certain capitalized terms used in this Joinder Agreement have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Bank established a $15,000,000.00 Committed Line of Credit in favor of the Original Borrowers.

          B. As a condition of including the EBITDA of any Acquired Entity in the calculation of the Commitment Limit, the Original Borrowers agreed to cause each such Acquired Entity to join in the Loan Agreement, the Note, the Security Agreement and the other Loan Documents promptly upon being acquired by any of the Original Borrowers.

          C. The Original Borrowers have acquired or will soon acquire Thomas, Castle Remodeling, Inc., a Missouri corporation ("Castle"), and Showplace Home Improvements, Inc., a

Missouri corporation ("Showplace") (collectively referred to in this Joinder Agreement as the "Thomas Acquisition").

          D. Immediately after the Thomas Acquisition, ThermoView will cause Castle and Showplace to be merged into Thomas so that Thomas will be the surviving entity (the "Thomas Merger").

          E. After the Thomas Merger, the Originals Borrowers desire to have the EBITDA of Thomas used in the calculation of the Commitment Limit.

          F. The Original Borrowers have also requested that the Bank amend the Loan Agreement to provide for a Letter of Credit Facility, as that term is defined in this Joinder Agreement.

          G. The Bank has agreed to allow the EBITDA of Thomas to be used in the calculation of the Commitment Limit provided Thomas and the Original Borrowers enter into this Joinder Agreement, and subject to the other provisions of the Loan Documents, Thomas has agreed to join in the Loan Agreement, the Note, the Security Agreement, and Original Borrowers and the Bank have agreed to modify the Loan Agreement and the other Loan Documents as hereinafter set forth.

          H. The Bank has also agreed to make available the Letter of Credit Facility provided the Original Borrowers enter into this Joinder Agreement, and subject to the other provisions of the Loan Documents, the Original Borrowers and the Bank have agreed to modify the Loan Agreement and the other Loan Documents as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Joinder Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Original Borrowers, Thomas and the Bank hereby agree as follows:


                                      ARTICLE 1

                              JOINDER TO LOAN AGREEMENT

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 7 of this Joinder Agreement:

     1.1  Thomas is hereby joined as a Borrower to the Loan Agreement.

     1.2  Thomas covenants and agrees to comply with:

          A. All of the covenants contained in the "Affirmative Covenants" Section of the Loan Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrowers have been terminated;

          B. All of the covenants contained in the "Negative Covenants" Section of the Loan Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrowers have been terminated; and

          C. All of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Loan Agreement.

     1.3 Thomas makes, as of the date of this Joinder Agreement, all of the representations and warranties contained in the "Representations and Warranties" Section of the Loan Agreement, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct.

     1.4 Thomas acknowledges its receipt of a complete copy of the Loan Agreement and each and every other presently existing Loan Document referred to or referenced in the Loan Agreement.

     1.5 The Loan Agreement is hereby amended by substituting the CAPITAL STRUCTURE SCHEDULE which is attached to and made a part of this Joinder Agreement for the CAPITAL STRUCTURE SCHEDULE originally attached to and made a part of the Loan Agreement.

     1.6 The Loan Agreement is hereby amended by substituting the ENCUMBRANCES SCHEDULE which is attached to and made a part of this Joinder Agreement for the ENCUMBRANCES SCHEDULE originally attached to and made a part of the Loan Agreement.


                                      ARTICLE 2

                                   JOINDER TO NOTE

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 7 of this Joinder Agreement:

     2.1 Thomas is hereby joined as a Borrower to the Note and jointly and severally promises and agrees to pay the indebtedness evidenced thereby in accordance with the provisions thereof.

     2.2 Without limitation of Section 2.1 above, Thomas promises and agrees to pay to the order of the Bank, the aggregate principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00), or so much thereof as may be advanced under the Note, together with interest thereon as provided in the Note, in lawful money of the United States of America, in the manner set forth in the Note, on or before the Expiration Date as that term is defined in the Note.

     2.3 Thomas covenants and agrees to comply with all of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Note.

     2.4 Thomas acknowledges its receipt of a complete copy of the Note and each and every other Loan Document referred to or referenced in the Note.


                                      ARTICLE 3

                            JOINDER TO SECURITY AGREEMENT

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 7 of this Joinder Agreement:

     3.1  Thomas is hereby joined as a Borrower to the Security Agreement.

     3.2 Thomas assigns and grants to the Bank, as a secured party, a continuing lien on and security interest in the Collateral.

     3.3 Thomas makes, as of the date of this Joinder Agreement, all of the representations and warranties contained in the "Representations and Warranties" Section of the Security Agreement, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct.

     3.4  Thomas covenants and agrees to comply with:

          A. The covenants contained in the "Grantors' Covenants" and the "Covenants for Accounts" Sections of the Security Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Grantors have been terminated;

          B. The covenants contained in the "Negative Pledge; No Transfer" Section of the Security Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Grantors have been terminated; and

          C. All of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Security Agreement.

     3.5 Thomas acknowledges its receipt of a complete copy of the Security Agreement and each and every other Loan Document referred to or referenced in the Security Agreement.


                                      ARTICLE 4

                           AMENDMENT TO SECURITY AGREEMENT

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 7 of this Joinder Agreement, the Security Agreement is hereby amended by substituting EXHIBIT "A" TO SECURITY AGREEMENT which is attached to and made a part of this Joinder Agreement for EXHIBIT "A" TO SECURITY AGREEMENT originally attached to and made a part of the Security Agreement.


                                      ARTICLE 5

                            AMENDMENT TO PLEDGE AGREEMENT

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 7 of this Joinder Agreement, the Pledge Agreement is hereby amended as follows:

     5.1 Thomas Construction, Inc., a Missouri corporation, is added as a Borrower in the "Obligations Secured" Section of the Pledge Agreement.

     5.2 EXHIBIT "A" TO PLEDGE AGREEMENT, which is attached to and made a part of this Joinder Agreement, is substituted for EXHIBIT "A" TO PLEDGE AGREEMENT originally attached to and made a part of the Pledge Agreement.


                                      ARTICLE 6

                             AMENDMENT TO LOAN AGREEMENT

          Subject to delivery to the Bank of each of the "Loan Agreement Amendment Documents" more particularly described in Article 7 of this Joinder Agreement, the Loan Agreement is hereby amended as follows:

     6.1  The following provisions are added to the Loan Agreement as new
Sections:

          F. LETTER OF CREDIT FACILITY; EXPIRATION DATE. Subject to the provisions of this Agreement, Bank agrees to issue irrevocable standby Letters of Credit from time to time after January ____, 1999, until the earlier of August 31, 2000, or any later date or dates, if applicable, as to which Borrowers and Bank may agree (each in their sole and absolute discretion, which may be exercised arbitrarily) in writing (August 31, 2000, or such later date is referred to herein as the "LETTER OF CREDIT EXPIRATION DATE") upon the request of, for the account of, and with recourse to Borrowers (the "LETTER OF CREDIT FACILITY"). If Bank elects not to extend any Letter of Credit Expiration Date, Borrowers shall have ninety (90) days from the date of written notice (the "LETTER OF CREDIT FACILITY CANCELLATION NOTICE") from Bank that Bank does not intend to extend the Letter of Credit Expiration Date to obtain another Bank or Banks to replace Bank as the issuer of any then outstanding Letters of Credit. Any and each extension of the Letter of Credit Expiration Date shall be evidenced by, and become effective upon the execution and delivery by Borrowers and Bank of a written "DECLARATION OF EXTENSION."

          G. LETTER OF CREDIT FACILITY LIMIT. The sum at any time of calculation of [i] the aggregate outstanding amount of all Letters of Credit issued by Bank for the account of Borrowers but not drawn against, plus [ii] the amount of any outstanding Advances made by Bank to honor any drafts drawn under any Letter of Credit, shall not exceed the amount (the "LETTER OF CREDIT FACILITY LIMIT") of Five Million and No/100 Dollars ($5,000,000.00).

          H. APPLYING FOR LETTERS OF CREDIT. Borrowers shall apply for Letters of Credit under the Letter of Credit Facility by tendering to Bank its standard form of application for standby letter of credit (the "LETTER OF CREDIT APPLICATION"), or pursuant to such other form as may be adopted by Bank from time to time hereafter for use by its customers generally, signed in every instance by Borrowers with joint and several liability thereunder. Issuance of Letters of Credit by Bank shall be effected subject to and in accordance with the following conditions and stipulations:

               [1] Borrowers shall be, as of the date of application, in compliance with all of the terms, covenants and conditions of this Agreement; there shall exist no Event of Default as defined herein; and the representations and warranties contained herein and in the other Loan Documents shall be and remain true and correct in all material respects at the time of such request.

               [2] No Letter of Credit shall have a maturity date beyond the earlier of a date which is 365 days beyond the date on which the Letter of Credit is issued or the Letter of Credit Expiration Date without the prior written consent of Bank (which consent may be granted or withheld in Bank's sole and absolute discretion).

               [3] To the extent any Letter of Credit has a maturity date that extends beyond the Letter of Credit Expiration Date, Bank shall have no obligation to release any Collateral securing the Letters of Credit (even if Bank has elected not to extend the Letter of Credit Expiration Date) until
(i) the expiration of each and every such Letter of Credit, or (ii) full disbursement of the face amount thereof (and repayment by Borrowers to Bank of the amount of each such disbursement, together with interest thereon at a rate equal to the Default Rate described in the Note, or (iii) another Bank acceptable to Bank replaces Bank as issuer of all such Letters of Credit and Bank is absolutely released by Borrowers and the beneficiaries of the Letters of Credit, or absolutely indemnified by the replacement Bank, in connection with all such Letters of Credit.

               [4] All Letters of Credit shall be issued in accordance with, and subject to, the standard terms and conditions for issuance of letters of credit as adopted from time to time by Bank for use by its customers generally and otherwise shall be in form and substance satisfactory to Bank. Initially all Letters of Credit issued by Bank shall be subject to all terms and provisions of the Letter of Credit Application. The Bank, however, reserves the right to modify from time to time in its sole and absolute discretion the form provisions of the Letter of Credit Application provided by it for use by its customers generally, and Borrowers hereby agree to abide by the terms and provisions of any such document. Bank shall endeavor to issue Letters of Credit on the third (3rd) business day following the business day on which an original, executed Letter of Credit Application (signed on behalf of Borrowers and otherwise properly completed in all respects) is delivered to Bank prior to 11:00 a.m. (Eastern Standard time or Eastern Daylight time, as applicable). Borrowers hereby indemnify Bank against and agrees to reimburse Bank for and hold Bank harmless from all costs, losses, claims, damages, orders and expenses incurred by Bank, that result from, arise out of or are connected with any request from Borrowers to Bank to issue, or issuance by Bank of, any Letter of Credit, except to the extent incurred as a result of Bank's gross negligence or wilfully malicious misconduct.

               [5] If any Letter of Credit becomes the subject matter of any order, judgment, injunction or other such determination restricting payment by Bank under and in accordance with such Letter of Credit or extending Bank's liability under such Letter of Credit beyond the expiration date stated therein (herein an "ORDER"), the Letter of Credit subject to such Order shall continue to be included within the calculation of the Letter of Credit Facility Limit described above. If the Order remains in effect on the Letter of Credit Expiration Date (and Borrowers shall not otherwise have obtained another Bank to assume the Obligations of Bank under such Letter of Credit in conjunction with a release of Bank thereunder), Borrowers shall be obligated to continue to maintain with Bank all of the security for the Letters of Credit provided under this Agreement or, if permitted by Bank in its sole and absolute discretion which may be exercised arbitrarily, Borrowers may pay to Bank on such date, in immediately available funds, an additional amount equal to Bank's contingent liability in respect of any Letter of Credit subject to the Order. In the event, following the Letter of Credit Expiration Date, the original counterpart of such Letter of Credit ultimately is returned to Bank for cancellation, or Bank is released by the beneficiary of such Letter of Credit (and any other Person asserting a claim in connection with the Letter of Credit) from any obligations thereunder, or upon the entry of a final and non-appealable order, judgment or other determination either terminating the Order or permanently enjoining Bank from paying under such Letter of Credit, Bank shall promptly return to Borrowers all or that portion of the funds remaining after payment and satisfaction by Bank of all amounts required to be paid by it under the Letter of Credit and any other amounts due by Borrowers to Bank under the indemnity given to Bank pursuant to this Agreement or otherwise under any provisions of the Loan Documents.

          I. LETTER OF CREDIT FACILITY FEE. Borrowers shall pay Bank a fee (the "LETTER OF CREDIT FEE"), for the period beginning when such Letter of Credit is issued to its expiry date, in an amount equal to a percentage of the outstanding amount of each Letter of Credit when issued equal to the Applicable Eurorate Margin, as such term is defined in the Note, in effect under the Note at the time the Letter of Credit is issued with a minimum payment of $150.00 per Letter of Credit, payable quarterly in advance (except in the case of a minimum payment, which payment shall be due when the Letter of Credit is opened, renewed or extended).

     6.2  By deleting Section 2 of the Loan Agreement and substituting a new
Section 2 reading in its entirety as follows:

     2. SECURITY. The security for repayment of the Loan shall include but not be limited to the collateral, and other documents heretofore, contemporaneously or hereafter executed and delivered to the Bank (the "SECURITY DOCUMENTS"), which shall secure repayment of the Loan, the Note, the Letters of Credit and all other loans, Advances, debts, liabilities, obligations, covenants and duties owing by the Borrowers to the Bank of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a Letter of Credit, loan or guarantee or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automatic clearing houses or otherwise) or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "OBLIGATIONS"). Unless expressly provided to the contrary in documentation for any other loan or loans, it is the express intent of the Bank and the Borrowers that all Obligations including those included in the Loan be cross-defaulted, such that a default under any Obligation shall be a default under all Obligations. This Agreement, the Note and the Security Documents are collectively referred to as the "LOAN DOCUMENTS".

     6.3 By deleting Section 4I[1][c] of the Loan Agreement and substituting a new Section 4I[1][c] reading in its entirety as follows:

          [C] "FUNDED DEBT" is defined as the consolidated (and combined, if applicable) sum of all line borrowings (including, but not limited to, Letters of Credit issued pursuant to this

Agreement), plus current (i.e. less than or equal to one (1) year) and non-current maturities of long term debt of each of the Borrowers (including but not limited to any "earn-outs", i.e. obligations of any Borrower that are determined based on the future performance of any Acquired Entity) that in each case are not subordinated to all indebtedness of whatsoever nature of Borrower to the Bank pursuant to documentation acceptable in form and substance to the Bank.

     6.4 By amending Section 4I[1] of the Loan Agreement, effective as of September 29, 1998, to change the required Funded Debt to Modified Borrower EBITDA ratio for the September 30, 1998 Calculation Date from 3.50 to 1.00 to
3.60 to 1.00 for that Calculation Date only.

     6.5 By amending Section 4I[2] of the Loan Agreement, effective as of September 29, 1998, to change the required Modified Borrower EBIT to Interest and Dividends ratio for the September 30, 1998 Calculation Date from 3.00 to
1.00 to 2.60 to 1.00 for that Calculation Date only.


                                      ARTICLE 7

                                 CONDITIONS PRECEDENT


     7.1 The joinder of Thomas to each of the Loan Agreement, the Note, and the Security Agreement and the modifications to the Security Agreement, the Pledge Agreement and the Loan Agreement described in Articles 1 through 5 of this Joinder Agreement shall become effective on that date (the "Effective Date") on which each of the following documents (collectively, the "Joinder Agreement Documents") has been executed by each of the parties to them and delivered to the Bank and when the Bank determines to its satisfaction that each other condition set forth below has been fulfilled:

          A. This Joinder Agreement, duly executed by each of the Original Borrowers, Thomas, and the Bank;

          B. Certified Resolutions of the Board of Directors of Thomas authorizing the execution and delivery by Thomas of this Joinder Agreement;

          C. Certified Resolutions of the Board of Directors of [i] ThermoView, [ii] American Home, [iii] American Home Remodeling, [iv] Five Star, [v] Key Home, [vi] Leingang Siding, [vii] Primax, [viii] Rolox, [ix] TD Windows, [x] Thermo View-Missouri, and [xi] Thermo-Tilt authorizing the execution and delivery by each of those entities of this Joinder Agreement (the "Resolutions");

          D. UCC-1 Financing Statements naming Thomas as the Debtor and the Bank as the Secured Party for filing in the St. Louis County, Missouri, Recorder's Office and in the Office of the Secretary of State of Missouri;

          E.   Landlord Waivers executed by each landlord of Thomas;

          F. Stock Certificate evidencing ThermoView's ownership of 16,875 shares of the capital stock of Thomas;

          G.   Stock Power executed by ThermoView;

          H.   Opinion of Stites & Harbison, counsel to Thomas;

          I. Financial Statements of Thomas for the last two (2) fiscal years of Thomas, [i] prepared on an audited basis in accordance with GAAP by an independent certified public accountant chosen by the Borrowers and acceptable to the Bank and [ii] containing the unqualified opinion of such independent certified public accountant and its examination shall have been made in accordance with GAAP consistently applied from period to period; and

          J. Financial Statements for Thomas for and through the period ending September 30, 1998;

          K. A completed ThermoView Industries, Inc. Draw Test certificate, in the form attached to this Joinder Agreement as the DRAW TEST CERTIFICATE EXHIBIT, dated as of the date of this Joinder Agreement;

          L.   The completion of the Thomas Acquisition; and

          M.   The completion of the Thomas Merger.

     7.2 The amendment to the Loan Agreement described in Article 6 of this Joinder Agreement shall become effective on that date (the "Amendment Effective Date") on which each of the following documents (collectively, the "Loan Agreement Amendment Documents") has been executed by each of the parties to them and delivered to the Bank and when the Bank determines to its satisfaction that each other condition set forth below has been fulfilled:

          A. This Joinder Agreement, duly executed by each of the Original Borrowers and the Bank; and

          B.   The Resolutions.

                                      ARTICLE 8

                                  OTHER STIPULATIONS

     8.1 Upon the Effective Date, the provisions of Articles 1 through 5 of this Joinder Agreement shall become effective and modify or supersede and replace the applicable provisions of the Loan Agreement and the other Loan Documents recited as being modified by them and Thomas shall be joined as a party to the Loan Agreement, the Note, and the Security Agreement. Upon the Amendment Effective Date, the provisions of Article 6 of this Joinder Agreement shall become effective and modify or supersede and replace the applicable provisions of the Loan Agreement and the other Loan Documents recited as being modified by them. From and after, as applicable, the Effective Date and the Amendment Effective Date each reference to the "Loan Agreement" and the "Loan Documents" or words of like import shall mean and be deemed a reference to, as applicable, the Loan Agreement and Loan Documents as modified by this Joinder Agreement but, except as modified by this Joinder Agreement and the other Joinder Agreement Documents, the Loan Agreement and the other Loan Documents shall remain in full force and effect in the same form as existed immediately prior to the, as applicable, the Effective Date or the Amendment Effective Date.

     8.2 If each of the Joinder Agreement Documents has not been fully executed and delivered to the Bank on or before January _____, 1999, this Joinder Agreement shall be voidable at any time prior to the delivery of each of such Joinder Agreement Document upon notice given by any Borrower to the Bank.

     8.3 This Joinder Agreement and the other Joinder Agreement Documents contain the final, complete and exclusive agreement of the parties to them with regard to their subject matter, may not be amended except in writing signed by each of the parties to them, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to them (subject to applicable provisions of, as applicable, the Loan Agreement and the Loan Documents), and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Joinder Agreement may be executed in counterparts, and all counterparts collectively shall constitute but one original document. Each of the Original Borrowers and Thomas hereby agrees to reimburse the Bank for all costs and expenses incurred by the Bank in connection with the preparation, negotiation, documentation, execution and delivery of this Joinder Agreement and the other Joinder Agreement Documents, including but not limited to the reasonable fees of legal counsel to Bank.

     8.4 Each of the Original Borrowers join in this Joinder Agreement for the purpose of consenting to the provisions of the foregoing Joinder Agreement, and each of the Original Borrowers confirm and agree that its and their respective obligations under, as applicable, the Note and the other Loan documents shall be unimpaired by this Joinder Agreement and that no Original Borrower has any defenses or set offs against the Bank, or its respective officers, directors, employees, agents or attorneys with respect to, as applicable, the Note or the other Loan Documents and that all of the terms, conditions and covenants in the Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the day and year first above written.

                              "ORIGINAL BORROWERS"

                              THERMOVIEW INDUSTRIES, INC.,
                              a Delaware corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              AMERICAN HOME DEVELOPERS CO., INC.,
                              a California corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              FIVE STAR BUILDERS, INC., a California
                              corporation, successor in interest to American Home Remodeling


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              KEY HOME CREDIT, INC., a Delaware corporation


                              By:  /s/ Leigh Ann Barney
                                   -------------------------------------------
                                   Leigh Ann Barney, President

                              KEY HOME MORTGAGE, INC., a Delaware corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              LEINGANG SIDING AND WINDOW, INC.,
                              a North Dakota business corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President



                              PRIMAX WINDOW CO., a Kentucky corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              ROLOX, INC. a Kansas corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              TD WINDOWS, INC. a Kentucky corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President

                              THERMAL LINE WINDOWS, INC. a
                              North Dakota corporation, successor in
                              interest to Blizzard Enterprises, Inc., Ice., Inc., and Key Home Credit, Inc.


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              THERMOVIEW OF MISSOURI, INC., a
                              Missouri corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              THERMO-TILT WINDOW COMPANY, a
                              Delaware corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              "THOMAS"

                              THOMAS CONSTRUCTION, INC., a Missouri
                              corporation

                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------

                              Name:          Nelson E. Clemmens

                              Title:         President

                              "BANK"

                              PNC BANK, NATIONAL ASSOCIATION, a national banking association


                              By:  /s/ Gregory M. Carroll
                                   -------------------------------------------
                                   Gregory M. Carroll, Vice President



ATTACHMENTS:

-  EXHIBIT A TO SECURITY AGREEMENT
-  EXHIBIT A TO PLEDGE AGREEMENT
-  CAPITAL STRUCTURE SCHEDULE
-  DRAW TEST CERTIFICATE EXHIBIT
-  ENCUMBRANCES SCHEDULE

                                     EXHIBIT "A"
                                TO SECURITY AGREEMENT


Address of each Grantor's chief executive office, including the County, for each Grantor named in A through P) below is 1101 Herr Lane, Louisville, Jefferson County, Kentucky 40222.

1.   ThermoView

2.   American Home

3.   American Home Remodeling

4.   Blizzard Enterprises

5.   Five Star

6.   Ice

7.   Key Home

8.   Key Home Mortgage

9.   Leingang Siding

10.  Primax

11.  Rolox

12.  TD Windows

13.  Thermal Line

14.  ThermoView-Missouri

15.  Thermo-Tilt

16.  Thomas

Address for books and records, if different:

17.  ThermoView

18.  American Home
               20501 Ventura Blvd., Suites 116 and  340
               Woodland Hills, CA  91365

19.  American Home Remodeling
               16147 Valerio Street
               Van Nuys, CA  91406

20.  Blizzard Enterprises
               3601 30th Avenue NW
               Box 579
               Mandan, ND  58554

21.  Five Star
               8445 Camino Santa Fe
               Suite 103
               San Diego, CA  92121

22.  Ice
               3601 30th Avenue NW
               Box 579
               Mandan, ND  58554

23.  Key Home
               1035 Frederica Street
               Owensboro, KY  42301

24.  Key Home Mortgage
               1035 Frederica Street
               Owensboro, KY  42301

25.  Leingang Siding
               2605 Twin City Drive
               P.O. Box 579
               Mandan, ND  58554

26.  Primax
               5611 Fern Valley Road
               Louisville, KY  40228

27.  Rolox
               4002 Main Street
               Grandview, MO  64030

28.  TD Windows
               1720 Research Drive
               Louisville, KY  40299

29.  Thermal Line
               3601 30th Avenue N.W.
               Box 579
               Mandan, ND  58554

30.  ThermoView-Missouri
               1917 Beltway
               St. Louis, MO  63114

31.  Thermo-Tilt
               2800 Warehouse Road
               Owensboro, KY  42301


32.  Thomas
               13397 Lakefront Drive
               Earth City, Missouri  63045

Addresses of other Collateral locations, including Counties and name and address of landlord or owner if location is not owned by the applicable
Grantor:

A    ThermoView

33.  American Home

34.  American Home Remodeling

35.  Blizzard Enterprises

36.  Five Star

37.  Ice

38.  Key Home

39.  Key Home Mortgage

40.  Leingang Siding

41.  Primax

42.  Rolox

43.  TD Windows

44.  Thermal Line

45.  ThermoView-Missouri

46.  Thermo-Tilt

47.  Thomas


     [See attached schedule.]

Other names or tradenames now or formerly used by the Grantors:

A    ThermoView

48.  American Home

49.  American Home Remodeling
               [DBA Pacific Exteriors]

50.  Blizzard Enterprises

51.  Five Star

52.  Ice

53.  Key Home

54.  Key Home Mortgage

55.  Leingang Siding
               [Leingang Construction and Steel Siding]

56.  Primax

57.  Rolox
               [Rolox at Kansas City, MO and Rolox at Wichita]

58.  TD Windows
               [Allhom Eagle Windows and Doors, Inc.]

59.  Thermal Line

60.  ThermoView-Missouri
               [NuView Industries, Inc.]

61.  Thermo-Tilt

                                      EXHIBIT A
                                          TO
                                   PLEDGE AGREEMENT

QUANTITY        DESCRIPTION OF SECURITIES           CERTIFICATE NUMBER(S)
--------        -------------------------           ---------------------
   100          Shares of the common Stock                      2
                   of American Home

   100          Shares of the common Stock                      2
                   of American Home Remodeling

   100          Shares of the common Stock                      2
                   of Five Star

 1,000          Shares of the common Stock                      2
                   of Ice, Inc.

   100          Shares of the common Stock                      2
                   of Key Home

   100          Shares of the common Stock                      2
                   of Key Home Mortgage

24,408          Shares of the common Stock                      2
                   of Leingang Siding

   100          Shares of the common Stock                      2
                   of Primax

   100          Shares of the common Stock                      2
                   of Rolox

   100          Shares of the common Stock                      1
                   of TD Windows

   100          Shares of the common Stock                      1
                   of ThermoView-Missouri

 9,500          Shares of the non-voting common               104
                   Stock of Blizzard Enterprises

QUANTITY        DESCRIPTION OF SECURITIES           CERTIFICATE NUMBER(S)
--------        -------------------------           ---------------------
   500          Shares of the voting common                   103
                   Stock of Blizzard Enterprises

   100          Shares of the Common Stock                   ____
                   of Thermo-Tilt

16,875          Shares of the Common Stock                     11
                   of Thomas

                              CAPITAL STRUCTURE SCHEDULE
                                          TO
                                      AGREEMENT

                             ThermoView Industries, Inc.

COMPANY                        AUTHORIZED SHARES        ISSUED AND OUTSTANDING
-------                        -----------------        ----------------------
ThermoView - Common                       100,000,000          _____________

ThermoView - Preferred                     50,000,000            2,980,000**

American Home                                   1,000                    100

American Home Remodeling                        1,000                    100

Five Star                                       1,000                    100

Key Home                                       10,000                  1,000

Leingang Siding                                25,000                 24,408

Primax                                          1,000                    100

Rolox                                           1,000                    100

TD Windows                                      1,000                    100

Thermal Line                                      N/A                    N/A

Thermo-Tilt                                20,000,000                   100*

Thermo-View-Missouri                            1,000                    100

Key Home Mortgage                              10,000                  1,000

Blizzard Enterprises              5,000 voting common                    500
                             95,000 non-voting common                   9500

Ice, Inc.                                       2,500                  1,000

Thomas Construction, Inc.                      30,000                 16,875


* 5,381,475 shares were canceled for the 100 shares of Thermo-Tilt ** Series A Preferred Stock

                            DRAW TEST CERTIFICATE EXHIBIT
                                         TO
                                 JOINDER AGREEMENT

                       (Attach Form of Draw Test Certificate)

                                ENCUMBRANCES SCHEDULE
                                        TO
                                    AGREEMENT
                   (Describe additional Liens and Encumbrances)


-------------------------------------------------------------------------------
SCHEDULE OF PERMITTED ENCUMBRANCES

FILE DATE  FILE NO.      TYPE    ADDITIONAL INFORMATION  COMMENTS

AMERICAN HOME REMODELING
04/19/95   9511460165    UCC-1   Copelco Capital, Inc.   LEASE: ETS 4-station
                                                         telemarketing system

07/31/95   9521460825    UCC-1   Milguard                PMSI:
                                 Manufacturing, Inc.     Inventory-aluminum
                                                         windows and doors

06/30/97   9718360563    UCC-1   Green Tree Vendor       LEASE: Predictive
                                 Services Corporation    dialing hardware

FIVE STAR BUILDERS, INC.

01/08/96   9600960766    UCC-1   Copelco Capital, Inc.   LEASE: Notice
                                                         marketing hardware

10/18/96   9629660662    UCC-1   Copelco Capital, Inc.   LEASE: Notice
                                                         marketing hardware

03/03/97   9706660394    UCC-1   Sun Data, Inc.          LEASE: Notice
                                                         marketing hardware

04/11/97   97105C0221    Assig   Norwest Equipment       Assignment at
                                 Finance, Inc.           03/03/97 #9706660394

03/13/97   9707760731    UCC-1   Matsushita Electric     Telephone equipment
                                 Corporation of America

08/03/98   9821860024    UCC-1   Matsushita Electric     Telephone Equipment
                                 Corporation

PRIMAX WINDOW CO.

11/25/97   973170560564  TLS     Bank One                1998 Ford Windstar

04/24/98   972810560378  TLS     Bank One                1997 Ford cargo van

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHEDULE OF PERMITTED ENCUMBRANCES

FILE DATE  FILE NO.      TYPE    ADDITIONAL INFORMATION  COMMENTS
09/10/98   49863         TLS     Ford Motor Credit       1990 Ford F-250

AMERICAN HOME REMODELING D/B/A PACIFIC EXTERIORS, INC.

03/21/94   94055064      UCC-1   Eberhard Equipment      Heavy
                                                         equipment-tractor

06/06/94   94112915      UCC-1   Ford Motor Credit       Heavy
                                 Company                 equipment-tractor

10/27/94   9432260059    UCC-1   Ford Motor Credit       Heavy
                                 Company                 equipment-tractor

10/27/94   9432260338    UCC-1   Associates Commercial   Massey Ferguson skip
                                 Corp.                   loader

10/23/95   9529760567    UCC-1   Ford New Holland        Ford heavy
                                 Credit Company          equipment-tractor,
                                                         loader, hydraulic
                                                         scraper

TD WINDOWS (ALLHOM EAGLE WINDOWS & DOORS, INC.)

09/01/98   9807781       TLS     Chelsea Building        Equipment
                                 Products, Inc.

06/17/97   T734237       TLS     Huntington Acceptance   1997 Chevy 1500

THERMAL LINE WINDOWS, L.L.P.

03/14/96   1832278       UCC-1   Norwest Bank North      Equipment
                                 Dakota, NA

01/12/98   98-000741420  UCC-1   Norwest Equipment       LEASE: Complast
                                 Finance                 Manuf. Equipment

THERMO-TILT WINDOW COMPANY

08/05/96   979393        UCC-1   Ford Motor Credit       TLS: 1997 F-150 truck
                                 Company

06/02/97   989114        UCC-1   Ford Motor Credit       TLS: 1997 F-150 truck
                                 Company

09/26/97   993247        UCC-1   National City Bank      TLS: 1992 Ford pickup

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHEDULE OF PERMITTED ENCUMBRANCES

FILE DATE  FILE NO.      TYPE    ADDITIONAL INFORMATION  COMMENTS
09/26/97   993248        UCC-1   National City Bank      TLS: 1990 Chevy van

11/07/97   994777        UCC-1   The Owensboro           TLS: 1994 Chevy S-10
                                 National Bank           truck

01/09/98   996591        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/09/98   996592        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/09/98   996593        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/27/98   997130        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/27/98   997131        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/27/98   997132        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

02/23/98   997955        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

THERMOVIEW INDUSTRIES, INC.

06/21/98   98-06463      UCC-1   LCDA, Inc.              Telephone equipment

THOMAS CONSTRUCTION, INC.

12/22/94   015682        UCC-1   Clarklift of            PMSI: Forklift
                                 St. Louis Inc.

08/22/96   10082         UCC-1   Ameritech Credit        LEASE: Equipment
                                 Corporation

04/12/97   3996          UCC-3   Ameritech Credit        Amendment
                                 Corporation

03/21/97   3494          UCC-1   Ikon Office Solutions   LEASE: Equipment

03/24/97   3523          UCC-1   Forklifts of            PMSI: Forklift
                                 St. Louis Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHEDULE OF PERMITTED ENCUMBRANCES

FILE DATE  FILE NO.      TYPE    ADDITIONAL INFORMATION  COMMENTS
05/14/97   5795          UCC-1   Ikon Office Solutions   LEASE: Equipment

11/05/97   13265         UCC-1   Ikon Office Solutions   LEASE: Equipment

12/19/94   2485452       UCC-1   Clarklift of            PMSI: Forklift
                                 St. Louis Inc.

08/19/96   2698058       UCC-1   Ameritech Credit        LEASE: Equipment
                                 Corporation

03/27/97   2771989       UCC-3   Ameritech Credit        Amendment
                                 Corporation

03/21/97   2768931       UCC-1   Ikon Office Solutions   LEASE: Equipment

03/21/97   2770518       UCC-1   Forklifts of            PMSI: Forklift
                                 St. Louis Inc.

05/12/97   2788911       UCC-1   Ikon Office Solutions   LEASE: Equipment

11/03/97   2847843       UCC-1   Ikon Office Solutions   LEASE: Equipment

-------------------------------------------------------------------------------


LEGEND:
LOC = Line of Credit
TLS = Title Lien Statement
Lease = Equipment Leased - Notice Only
PMSI = Purchase Money Security Interest